Exhibit 10.1

TERMINATION AND RELEASE AGREEMENT

Dated as of May 19, 2020

This Termination and Release Agreement (this “Agreement”) is entered into as of the date first set forth above (the “Effective Date”), by and between CEN BIOTECH INC., a corporation incorporated under the laws of Ontario, Canada (the “Purchaser”) and AstralENERGY Solar Manufacturing Corporation, LTD aka AstralENERGY, a corporation incorporated under the laws of Ontario, Canada (the “Vendor”). The Purchaser and the Vendor may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties are the parties to that certain Share Purchase Agreement, dated as of July 31, 2018 (the “Share Purchase Agreement”); and

WHEREAS, the Share Purchase Agreement has not yet closed; and

WHEREAS, the Parties now desire to terminate the Share Purchase Agreement by mutual agreement, subject to the terms and conditions herein.

NOW, THEREFORE, in consideration of the premises and of the terms and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:

1.

Termination. Subject to the terms and conditions herein, as of the Effective Date, the Share Purchase Agreement is hereby terminated and shall be of no further force or effect. The Parties acknowledge and agree that, as of the Effective Date, neither Party shall have any rights or obligations with respect to the Share Purchase Agreement.

2.	Release of Claims.

(a)

Effective as of the Effective Date, each Party, for itself and its Affiliates (as defined below), and each of their respective predecessors, successors, assigns, heirs, representatives, and agents and for all related parties, and all persons acting by, through, under or in concert with any of them in both their official and personal capacities (collectively, the “Releasor Parties”) hereby irrevocably, unconditionally and forever release, discharge and remise the other Party and its Affiliates (whether an Affiliate as of the Effective Date or later), and their respective predecessors, successors, assigns, heirs, representatives, and agents and for all related parties and all persons acting by, through, under or in concert with any of them in both their official and personal capacities (collectively, the “Released Parties”), from all claims of any type and all manner of action and actions, cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, known or unknown, that any Releasor Party may have now or may have in the future, against any of the Released Parties to the extent that those claims arose, may have arisen, or are based on the Share Purchase Agreement or the transactions contemplated therein and to the extent that those claims arose, may have arisen, or events which occurred at any point in the past up to and including the Effective Date (collectively, the “Released Claims”). Each Party represents and warrants that no Released Claim released herein has been assigned, expressly, impliedly, or by operation of law, and that all Released Claims released herein are owned by the Party releasing the same, which has the respective sole authority to release them. Each releasing Party, on behalf of itself and its related Releasor Parties, agrees that it shall forever refrain and forebear from commencing, instituting or prosecuting any lawsuit action or proceeding, judicial, administrative or otherwise collect or enforce any Released Claim which is released and discharged herein.

(b)

Each of the Parties agrees not to file for themselves or on behalf of any other parties including their related Releasor Parties, any claim, charge, complaint, action, or cause of action against any Released Party related to the Released Claims, and further agrees to indemnify and save harmless each Released Party from and against any and all losses, including, without limitation, the cost of defense and legal fees, occurring as a result of any claims, charges, complaints, actions, or causes of action made or brought by any such Releasor Party against any Released Party in violation of the terms and conditions of this Agreement. In the event that any Releasor Party brings a suit against any other Released Party in violation of this covenant, the Party to whom the Releasor Party is related agrees to pay any and all costs of the Released Party against whom such a claim is brought, including attorneys’ fees, incurred by such Released Party in challenging such action. Any Released Party is an intended third-party beneficiary of this Agreement.

(c)

Each Releasor Party affirms that it has not filed, caused to be filed, or presently is a party to any claim, complaint, or action against any other Party in any forum or form and should any such charge or action be filed by any Releasor Party or by any other person or entity on any Releasor Party’s behalf involving matters covered by this Section 2, the Releasor Party agrees to promptly give the agency or court having jurisdiction a copy of this Agreement and inform them that any such claims any such Releasor Party might otherwise have had are now settled.

(d)

This Agreement shall not be deemed or construed at any time or for any purpose as an admission by any Party of any liability or obligation of any kind. Any such liability or wrongdoing is expressly denied. The Parties hereto acknowledge that this Agreement was reached after good faith negotiations and after each party had an opportunity to consult legal counsel.

(e)

For purposes herein, “Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly Controls, is Controlled by or is under common Control with, the specified Person. “Person” means a natural person, a corporation, a limited liability company, a partnership, an association, trust or any other entity or organization. “Control” means (a) the possession, directly or indirectly, of the power to vote 50% or more of the securities or other equity interests of a Person having ordinary voting power, (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, by contractor otherwise, or (c) being a director, officer, executor, trustee or fiduciary (or their equivalents) of a Person or a Person that controls such Person.

3.

Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter hereof and thereof.

4.	Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

5.

Interpretation Not Affected by Headings or Party Drafting. The division of this Agreement into articles, sections, paragraphs, subsections and clauses and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

6.	Notices. Notices shall be sent to the following email addresses and be deemed received by the date and time indicated on the email:

in the case of the Purchaser:

richard@cenbiotechinc.com

in the case of Vendor

AstralENERGY@energysinc.com

7.

Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Parties and delivered to the other Party, it being understood that each Party need not sign the same counterpart. A facsimile copy or electronic transmission of a signature page shall be deemed to be an original signature page.

[Signatures appear on following page]

IN WITNESS WHEREOF, the Parties have knowingly and voluntarily executed this Agreement as of the Effective Date:

CEN BIOTECH INC.

By:      _/s/ Michael Levesque__________________

Name: Michael Levesque

Title:    CTO

AstralENERGY Solar Manufacturing Corporation, LTD

By:     ___/s/ Bahige Chaaban________

Name: Bahige Chaaban

Title:    Interim CEO